UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):   March 02, 2000

                           ISLE OF CAPRI CASINOS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                    0-20538                    41-1659606
       --------                    -------                    ----------
  (State  or  other              (Commission               (I.R.S.  Employer
   Jurisdiction of                   File                   Identification
    Incorporation)                  Number)                       No.)

1641 Popps Ferry Road, Biloxi,  Mississippi                            39532
-------------------------------------------                            -----
(Address  of  principal  executive  offices)                        (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (228) 396-7000

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     As of March 2, 2000, Isle of Capri Casinos, Inc., a Delaware corporation ("Isle"), and Isle Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Isle ("Merger Corp.") pursuant to an Agreement and Plan of Merger dated as of October 5, 1999 (the "Lady Luck Merger Agreement") consummated a merger with Lady Luck Gaming Corporation, a Delaware corporation ("Lady Luck"). Pursuant to the terms of the Lady Luck Merger Agreement, Merger Corp. merged with and into Lady Luck (the "Lady Luck Merger"). At the effective time of the Lady Luck Merger, the separate existence of Merger Corp. ceased, Lady Luck became a wholly-owned subsidiary of Isle and each common stockholder of Lady Luck received cash in the amount of $12.00 per share for an aggregate share consideration of approximately $59 million.

     Prior to the effective time of the Lady Luck Merger, Lady Luck redeemed all of its $173.5 million 11 7/8% First Mortgage Notes due 2001 and all of its Series A Cumulative Redeemable Preferred Stock for which the redemption consideration aggregated approximately $23.5 million.

     Isle also consummated its acquisition of the 50% interest in the Lady Luck Bettendorf casino and hotel in Bettendorf, Iowa and related real estate owned by members of the family of Bernard Goldstein, Chairman and Chief Executive Officer of Isle. Pursuant to the terms of an Agreement and Plan of Merger dated as of December 19, 1999 (the "BRDC Merger Agreement") with BRDC, Inc., an Iowa corporation ("BRDC") and the shareholders of BRDC, BRDC merged with and into Isle (the "BRDC Merger"). At the effective time of the BRDC Merger, the separate existence of BRDC ceased and the shareholders of BRDC received an aggregate of 6,300,000 shares of Isle common stock and a cash payment to be calculated which is estimated to be approximately $300,000 related to certain adjustments specified in the BRDC Merger Agreement.

     Lady Luck consummated its acquisition of the Lady Luck trademark and related intellectual property and all the shares of International Marco Polo's Services, Inc. pursuant to the First Amendment dated as of October 5, 1999 to the Amended and Restated Purchase Agreement dated as of August 31, 1999 effective as of August 19, 1999 (the "Purchase Agreement"), by and among Lady Luck Gaming Corporation, Gemini, Inc., International Marco Polo's Services, Inc. and Andrew H. Tompkins, former Chairman and Chief Executive Officer of Lady Luck.

     In addition, the press release of Isle, dated March 2, 2000 is filed as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

7 (a)  Financial statements of businesses acquired.

(a) (1) The financial statements of Lady Luck Gaming Corporation required pursuant to Rule 3-05 of Regulation S-X were previously reported in Lady Luck's Annual Report on Form 10-K for the year ended December 31, 1998 and Lady Luck's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999 and are incorporated herein by this reference.

(a)(2) The financial statements of BRDC, Inc. required pursuant to Rule 3-05 of Regulation S-X are included herein and are incorporated by reference to Isle of Capri's definitive proxy statement filed January 12, 2000 with respect to the period as of September 30, 1999 (unaudited), December 31, 1998, and for the three and nine month period ended September 30, 1999 and 1998 (unaudited).


                                   BRDC, INC.
                    INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                        Page
                                                                        ----

Independent Auditor's Report . . . . . . . . . . . . . . . . . . . . .     3
Consolidated Balance Sheets, December 31, 1998 and 1997. . . . . . . .     4
Consolidated Statements of Operations for the years ended December 31,
    1998, 1997 and 1996. . . . . . . . . . . . . . . . . . . . . . . .     5
Consolidated Statements of Stockholders' Equity (Deficit) for the
    years ended December 31, 1998, 1997 and 1996 . . . . . . . . . . .     6
Consolidated Statements of Cash Flows for the years ended December 31,
    1998, 1997 and 1996. . . . . . . . . . . . . . . . . . . . . . . .     7
Notes to Consolidated Financial Statements . . . . . . . . . . . . . .     8

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
BRDC, Inc.
Bettendorf, Iowa

     We have audited the accompanying consolidated balance sheets of BRDC, Inc. and subsidiary as of December 31, 1998 and 1997, and the consolidated statements of income, stockholders' equity (deficit) and cash flows for the years ended December 31, 1998, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BRDC, Inc. and subsidiary as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years ended December 31, 1998, 1997 and 1996 in conformity with generally accepted accounting principles.


Moline, Illinois                                MCGLADREY & PULLEN, LLP
February 23, 2000




                                  BRDC, INC.
                         CONSOLIDATED BALANCE SHEETS
                      AS OF DECEMBER 31, 1998 AND 1997
                           (Dollars in Thousands)
                       ASSETS                                        1998     1997
                       ------                                        ----     ----

Current Assets:
    Cash and cash equivalents . . . . . . . . . . . . . . . . . .  $   157  $   114
    Accounts receivable:
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . .       50       50
      Related parties . . . . . . . . . . . . . . . . . . . . . .      173      348
                                                                   -------  -------
            Total current assets. . . . . . . . . . . . . . . . .      380      512
Property and improvements - net . . . . . . . . . . . . . . . . .    1,420    2,136
Investment in Lady Luck Bettendorf, L.C.. . . . . . . . . . . . .   14,411    9,312
                                                                   -------  -------
            Total assets. . . . . . . . . . . . . . . . . . . . .  $16,211  $11,960
                                                                   =======  =======

         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------

Current liabilities:
    Accounts payable, related party . . . . . . . . . . . . . . .  $    22  $   377
    Current maturities of long-term debt
        Other . . . . . . . . . . . . . . . . . . . . . . . . . .      620      500
        Related parties . . . . . . . . . . . . . . . . . . . . .      259      333
    Accrued liabilities:
        Interest. . . . . . . . . . . . . . . . . . . . . . . . .       19       19
        Interest, related parties . . . . . . . . . . . . . . . .       40       24
                                                                   -------  -------
            Total current liabilities . . . . . . . . . . . . . .      960    1,253
                                                                   -------  -------
Long-term debt, less current maturities:
    Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,634    2,018
    Related parties . . . . . . . . . . . . . . . . . . . . . . .    9,244    8,222
                                                                   -------  -------
        Total long-term debt. . . . . . . . . . . . . . . . . . .   10,878   10,240
                                                                   -------  -------
Stockholders' equity:
    Common stock, no par value, 10,000 shares authorized; 400 shares
        issued and outstanding: . . . . . . . . . . . . . . . . .        -        -
    Retained earnings . . . . . . . . . . . . . . . . . . . . . .    4,373      467
                                                                   -------  -------
            Total stockholders' equity. . . . . . . . . . . . . .    4,373      467
                                                                   -------  -------

            Total liabilities and stockholders' equity. . . . . .  $16,211  $11,960
                                                                   =======  =======

                 See notes to consolidated financial statements.




                                BRDC, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
             (In thousands, except share and per share data)


                                                            1998         1997         1996
                                                            ----         ----         ----

Revenue:
  Rent, related party. . . . . . . . . . . . . . . . .  $    1,860   $    1,800   $    1,800
  Management fee . . . . . . . . . . . . . . . . . . .         325          325          325
  Other. . . . . . . . . . . . . . . . . . . . . . . .         104           13           11
                                                        -----------  -----------  -----------
        Total Revenue. . . . . . . . . . . . . . . . .       2,289        2,138        2,136
Operating Expenses:
    General and administrative . . . . . . . . . . . .          50          121           91
    Depreciation . . . . . . . . . . . . . . . . . . .         121          123          123
                                                        -----------  -----------  -----------
        Total operating expenses . . . . . . . . . . .         171          244          214
                                                        -----------  -----------  -----------
    Operating income . . . . . . . . . . . . . . . . .       2,118        1,894        1,922
Interest expense, other. . . . . . . . . . . . . . . .        (225)        (306)        (155)
Interest expense, related parties. . . . . . . . . . .        (719)        (581)        (495)
Equity in income  of unconsolidated joint venture. . .       5,099        3,427        3,091
                                                        -----------  -----------  -----------
    Net income . . . . . . . . . . . . . . . . . . . .  $    6,273   $    4,434   $    4,363
                                                        ===========  ===========  ===========

    Net income per common share - basic. . . . . . . .     $15,683      $11,085      $10,908
    Net income per common share - assuming dilution. .     $15,683      $11,085      $10,908

    Weighted average basic shares. . . . . . . . . . .         400          400          400
    Weighted average diluted shares. . . . . . . . . .         400          400          400

                 See notes to consolidated financial statements.




                                    BRDC, INC.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                  FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (In thousands, except number of shares)

                                                          Shares of                           Total
                                                            Common    Common   Retained    Stockholders'
                                                            Stock     Stock    Earnings      Equity
                                                          ---------  -------  ----------  ---------------

Balance, December 31, 1995 . . . . . . . . . . . . . . .        400  $     -  $    (670)  $         (670)
    Net Income . . . . . . . . . . . . . . . . . . . . .          -        -      4,363            4,363
    Distributions. . . . . . . . . . . . . . . . . . . .          -        -     (5,250)          (5,250)
                                                          ---------  -------  ----------  ---------------
Balance, December 31, 1996 . . . . . . . . . . . . . . .        400        -     (1,557)          (1,557)
    Net Income . . . . . . . . . . . . . . . . . . . . .          -        -      4,434            4,434
    Distributions. . . . . . . . . . . . . . . . . . . .          -        -     (2,410)          (2,410)
                                                          ---------  -------  ----------  ---------------
Balance, December 31, 1997 . . . . . . . . . . . . . . .        400        -        467              467
    Net Income . . . . . . . . . . . . . . . . . . . . .          -        -      6,273            6,273
    Distributions. . . . . . . . . . . . . . . . . . . .          -        -     (2,367)          (2,367)
                                                          ---------  -------  ----------  ---------------
Balance, December 31, 1998 . . . . . . . . . . . . . . .        400  $     -  $   4,373   $        4,373
                                                          =========  =======  ==========  ===============

                 See notes to consolidated financial statements.




                              BRDC, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
        FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                           (Dollars in Thousands)

                                                                         1998      1997      1996
                                                                      --------  --------  --------

Operating Activities:
Net Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 6,273   $ 4,434   $ 4,363
Adjustments to reconcile net income to net cash provided by
  operating activities:
      Depreciation . . . . . . . . . . . . . . . . . . . . . . . . .      121       123       123
      Equity in income of unconsolidated joint venture . . . . . . .   (5,099)   (3,427)   (3,091)
      Changes in current assets and liabilities:
          (Increase) decrease in accounts receivable . . . . . . . .        -       (50)      225
          (Increase) decrease in accounts receivable, related party.      175        (9)     (109)
          Increase (decrease) in accounts payable, related party . .     (355)      157       103
          Increase in accrued interest, related parties. . . . . . .       16         4         -
          Increase in accrued interest . . . . . . . . . . . . . . .        -        19         -
                                                                      --------  --------  --------
Net cash provided by operating activities. . . . . . . . . . . . . .    1,131     1,251     1,614
                                                                      --------  --------  --------

Financing Activities:
Proceeds from long-term debt . . . . . . . . . . . . . . . . . . . .        -         -     3,948
Proceeds from long-term debt, related parties. . . . . . . . . . . .    3,500     2,500         -
Principal payments on long-term debt . . . . . . . . . . . . . . . .     (264)   (1,132)     (298)
Principal payments on long-term debt, related parties. . . . . . . .   (2,552)     (103)      (54)
Cash distributions . . . . . . . . . . . . . . . . . . . . . . . . .   (1,772)   (2,410)   (5,250)
                                                                      --------  --------  --------
Net cash (used in) financing activities. . . . . . . . . . . . . . .   (1,088)   (1,145)   (1,654)
                                                                      --------  --------  --------

Net increase (decrease) in cash and cash equivalents . . . . . . . .       43       106       (40)
Cash and cash equivalents at beginning of period . . . . . . . . . .      114         8        48
                                                                      --------  --------  --------
Cash and cash equivalents at end of period . . . . . . . . . . . . .  $   157   $   114   $     8
                                                                      ========  ========  ========

Supplemental Disclosure of Noncash Investing and Financing Activities:
      Distribution of assets to stockholders . . . . . . . . . . . .  $   595   $     -   $     -

Supplemental Disclosure of Cash Flow Information:
      Cash paid for interest . . . . . . . . . . . . . . . . . . . .  $   928   $   864   $   650

                 See notes to consolidated financial statements.

                                   BRDC, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in Thousands)

1.     Nature of Business and Significant Accounting Policies

Nature of business

     BRDC, Inc. and subsidiary, collectively, (the "Company") was formed to acquire real estate.

     The Company owns approximately 24.6 acres of land in Bettendorf, Iowa and 100% of Bettendorf Riverfront Development Company, L.C. ("BRDC"). The Company leases land to its unconsolidated joint venture, Lady Luck Bettendorf, L.C. (The Bettendorf Joint Venture). In addition, the Company receives a management fee for services concerning licensing, staffing and management of the marine aspects of a gaming vessel.

     Bettendorf Riverfront Development Company, L.C. and Lady Luck Quad Cities, Inc. ("LLQC") formed an Iowa limited liability company, Lady Luck Bettendorf, L.C. for the purpose of operating a riverboat casino on the Mississippi River based in Bettendorf, Iowa. Under the terms of the Articles of Organization, The Bettendorf Joint Venture's term will expire in 2065. BRDC and LLQC each contributed $3,000 for a 50% ownership interest in The Bettendorf Joint Venture. All net profits and losses from all operations of The Bettendorf Joint Venture are allocated equally between LLQC and BRDC. BRDC and LLQC are each represented by two managers with most management decisions of The Bettendorf Joint
Venture requiring the approval of both members. (See Note 3 regarding a reorganization in 1998.)

     The Bettendorf Joint Venture commenced operations on April 21, 1995. The Bettendorf Joint Venture is located on a leased parcel of land which is adjacent to Interstate 74 on the Mississippi River. The Bettendorf Joint Venture's operations consist of a 30,000 square foot casino with approximately 50 table and card games and 1,157 slot machines within three floors of a gaming vessel, which is approximately 300 feet by 100 feet, a 256-room hotel, buffet style restaurant, gift shop, commercial center, sports bar, 500-space parking garage and a land based entertainment area for parties, shows and special events. The first floor has a Las Vegas casino theme, the second floor has a sports theme and the poker room is on the third floor. The vessel is certified for 2,500 passengers including crew. The Bettendorf Joint Venture's market is concentrated in a radius of 50 miles of the Quad City Area and the Chicago area serviced by ongoing bus programs.

     The Company records its investment in the above joint venture under the equity method of accounting.



Significant accounting policies

Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of consolidation. The consolidated financial statements include the accounts of BRDC, Inc. and its wholly-owned subsidiary, Bettendorf Riverfront Development Company, L.C. All material intercompany accounts and transactions have been eliminated in consolidation.

Cash and cash equivalents. The Company considers all highly liquid investments purchased with an original maturity of three months or less as cash equivalents.

                                   BRDC, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                             (Dollars in Thousands)

1.          Nature of Business and Significant Accounting Policies (continued)

     Property and improvements. Property and improvements are stated at cost. Depreciation is computed using the straight-line method. Estimated useful lives for financial reporting purposes are as follows:

               Buildings                     31     years
               Land improvements          15-20     years

     Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred.

     Income taxes. The Company, with the consent of its stockholders, elected to be taxed under sections of federal and state income tax laws, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits.

     The Company expects to pay dividends to assist the stockholders in paying their federal and state income tax liabilities resulting from the taxation of their proportionate share of the Company's income and deductions.

     Net income per share. Net income per share is computed on the basis of the weighted average number of common shares outstanding each year. The Company does not have any dilutive securities.

     Financial instruments. The Company has reviewed the following financial instruments and has determined that their fair values approximated their carrying values as of December 31, 1998 and 1997: cash and cash equivalents, accounts receivable, accounts payable and accrued expenses. Notes payable are at approximately current rates except for a term loan which was paid off after year-end and which approximates fair value.

2.     Certain Risks and Uncertainties

     The Joint Venture's operations in Iowa are dependent upon its continued ability to be licensed by the respective gaming authorities. Such licenses are reviewed periodically by the gaming authorities in these states.

3.     Reorganization

     In 1998, the members of Bettendorf Riverfront Development Company, L.C. contributed their membership interests to BRDC, Inc. in exchange for the stock of BRDC, Inc. BRDC, Inc. had no assets or liabilities prior to the exchange.

     Since the Company and Bettendorf Riverfront Development Company, L.C. were under common control, the transaction has been accounted for in a manner similar to a pooling-of-interest and, as such, the transaction had no effect on the consolidated financial statements for any period presented.

                                   BRDC, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                             (Dollars in Thousands)


4.     Property and Improvements

     The property and improvements as of December 31, 1998 and 1997 are as follows:




                                           1998    1997
                                         ------  ------

Land. . . . . . . . . . . . . . . . . .  $  163  $  238
Land improvements.. . . . . . . . . . .   1,297   1,950
Outlet mall.. . . . . . . . . . . . . .     257     257
                                         ------  ------
     Total property and improvements. .   1,717   2,445
Less accumulated depreciation.. . . . .     297     309
                                         ------  ------
     Total property and improvements,
       net of accumulated depreciation.  $1,420  $2,136
                                         ======  ======


5.     Long-Term Debt

Long-term debt as of December 31, 1998 and 1997 consists of the following:




                                                                                                    1998     1997
                                                                                                 -------  -------

Term loan, related party, unsecured, due in monthly installments of $37, including interest
    at 7 1/2%, with a final payment due October 9, 2003 . . . . . . . . . . . . . . . . . . . . .$ 3,469  $     -


Term loan, due in monthly installments of $65, including interest at variable rates of .50%
    under the National Bank Prime (effective rates of 7.75% as of December 31, 1998 and
    8% as of December 31, 1997) with final payment due April 2, 2002.  This loan is secured by a real estate mortgage on land, guaranteed by the stockholders and related parties, assignment of a lease between The Bettendorf Joint Venture and the Company and a pledge of the membership interest in the joint venture.  Subsequent to year-end, this note
    was paid off. (See Note 8). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2,254    2,518


Term loan, related party, due in monthly installments of $53, including interest at 9.5%
    with a final payment due April 13, 2025.  This note is secured by land which was acquired
    by the Company.  Subsequent to year-end, this note was paid off. (See Note 8) . . . . . . . .  6,034    6,098


Term loan, related party, unsecured, due in monthly installments of $41, including interest at 9 1/2%, with a final payment due October 31, 2004.  This loan was paid off on
    October 8, 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      -    2,457
                                                                                                 -------  -------
Total debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11,757   11,073
Less: current maturities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      879      833
                                                                                                 -------  -------
Total long-term debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $10,878  $10,240
                                                                                                 =======  =======

                                   BRDC, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                             (Dollars in Thousands)
5.     Long-Term Debt (continued)

     Future annual maturities of the long-term debt are as follows:




Year Ending December 31:
------------------------
1999 . . . . . . . . . .$    879
2000 . . . . . . . . . .     951
2001 . . . . . . . . . .   1,263
2002 . . . . . . . . . .     326
2003 . . . . . . . . . .   2,715
Thereafter . . . . . . .   5,623
                        --------
                        $ 11,757
                        ========



6.     Lease Agreement

     The Company has entered into a long-term operating lease agreement with The Bettendorf Joint Venture. The lease is for an initial term of 10 years, expiring on May 2005, with nine 10-year options. The Company receives annual rent payments of $1,800 from The Bettendorf Joint Venture. The Bettendorf Joint Venture has an option to purchase the land during the initial term of the lease for its appraised fair market value. The Bettendorf Joint Venture has not exercised this option as of December 31, 1998. The lease requires the lessee to pay for all related property taxes.

                                   BRDC, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                             (Dollars in Thousands)


7.     Investment in Joint Venture of Lady Luck Bettendorf, L.C.

     The Company, through its subsidiary, owns 50% of Lady Luck Bettendorf, L.C. (The Bettendorf Joint Venture).

     The Company is accounting for its investment in The Bettendorf Joint Venture by the equity method of accounting under which the net income or loss of the joint venture is recognized as income or loss in the Company's income statement and added to or subtracted from the investment account.

     A summary balance sheet of the joint venture as of December 31, 1998 and 1997 is as follows:




                                    1998     1997
                                 -------  -------

            ASSETS
            ------
Current assets. . . . . . . . .  $ 6,870  $ 4,636
Property and equipment, net . .   52,727   25,459
Other assets. . . . . . . . . .      750      854
                                 -------  -------
                                 $60,347  $30,949
                                 =======  =======

  LIABILITIES AND MEMBERS' EQUITY
  -------------------------------
Current liabilities . . . . . .  $ 8,154  $ 8,947
Long-term debt. . . . . . . . .   23,370    3,377
Members' equity . . . . . . . .   28,823   18,625
                                 -------  -------
                                 $60,347  $30,949
                                 =======  =======

Summarized results of operations for the years ended December 31, 1998, 1997 and 1996 are as follows:




                       1998     1997     1996
                    -------  -------  -------

Net revenues . . .  $84,508  $71,612  $65,202
Costs and expenses   74,310   64,758   59,020
                    -------  -------  -------
    Net income . .  $10,198  $ 6,854  $ 6,182
                    =======  =======  =======

     A summary of changes in the Company's investment in the Bettendorf Joint Venture for the years ended December 31, 1998 and 1997 are as follows:





                                                     1998    1997
                                                  -------  ------

Investment, beginning of period. . . . . . . . .  $ 9,312  $5,885
Equity in net income of unconsolidated affiliate    5,099   3,427
                                                  -------  ------
Investment, end of period. . . . . . . . . . . .  $14,411  $9,312
                                                  =======  ======


     Included in the Company's retained earnings is $11,411 and $6,312 of undistributed retained earnings of the Joint Venture as of December 31, 1998 and 1997.

                                   BRDC, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                             (Dollars in Thousands)


8.     Subsequent Events

     Subsequent to year-end, the Company entered into an agreement with a bank to borrow $8,500. The proceeds were used to retire the notes payable to a related party and a term loan. The new loan bears interest at 7.3% with monthly payments of $170 with a final payment due February 1, 2004. The loan is collateralized by substantially all the assets of the Company. The loan can be prepaid if the borrower gives at lease thirty days prior written notice to prepay and pays a prepayment premium based on a range depending on timing of prepayment.

     The shareholders of the Company have entered into a letter of intent for a tax-free merger with the Isle of Capri Casinos, Inc. The agreement is subject to approval by the shareholders of the Isle of Capri Casinos, Inc. Effective with the merger, the separate corporate existence of the Company shall cease.

7 (b)  Pro forma financial information.

                       UNAUDITED PRO FORMA FINANCIAL DATA

     The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of the Company adjusted to give effect to the Lady Luck Gaming Corporation ("LUCK") Acquisition, LUCK's purchase of Gamblers Supply Management Company ("Miss Marquette" or "MM"), and the BRDC, Inc. ("BRDC") Acquisition. The unaudited pro forma condensed consolidated balance sheet as of October 24, 1999 gives effect to the LUCK Acquisition, LUCK's purchase of Miss Marquette, and the BRDC Acquisition as if such transactions had occurred on October 24, 1999. The unaudited pro forma condensed consolidated statement of operations for the year ended April 25, 1999, and the unaudited pro forma condensed consolidated statement of operations for the six months ended October 24, 1999, gives effect to the LUCK Acquisition, LUCK's purchase of Miss Marquette, and the BRDC Acquisition as if such transactions had occurred on April 27, 1998.

     The LUCK Acquisition, LUCK's purchase of Miss Marquette and the BRDC Acquisition have been or will be accounted for by the Company using the purchase method of accounting. The pro forma adjustments are based upon currently available information and certain assumptions that management believes are reasonable. In the opinion of the Company's management, all adjustments necessary to present fairly the pro forma statements have been made. The actual purchase price adjustments will be determined based on the fair market value of the assets and liabilities acquired and may differ significantly from the amounts reflected in the pro forma adjustments.

     The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operation which would have been achieved had the above mentioned transactions occurred on the indicated dates, nor are they necessarily indicative of the results of future operations. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and related notes of the Company and LUCK which are incorporated herein by reference as well as BRDC which is included elsewhere in this filing.

                           ISLE OF CAPRI CASINOS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                October 24, 1999
                                 (In thousands)


                                                    10/24/99      9/30/99       9/30/99
                                                      ISLE.. . .  LUCK         GSMC (MM)
               ASSETS.. . . . . . . . . . . . . .  Historical   Historical    Historical    Adjustments
               ------                              ----------   ----------    ----------    -----------

Current Assets:
  Cash and cash equivalents . . . . . . . . . . .  $    88,841  $    22,201   $     2,306   $    108,068    1
  Marketable securities . . . . . . . . . . . . .            -       18,092             -              -
  Accounts receivable . . . . . . . . . . . . . .        4,641          736             1              -
  Income tax receivable . . . . . . . . . . . . .          800            -             -              -
  Deferred income taxes . . . . . . . . . . . . .        4,684            -             -              -
  Prepaid expenses and other assets . . . . . . .        7,291        2,243           370              -
                                                   -----------  ------------  ------------  -------------
      Total current assets. . . . . . . . . . . .      106,257       43,272         2,677        108,068
Property and equipment - net. . . . . . . . . . .      437,924      131,874        28,323        (10,923)   2
Other assets:
  Investments in & advances to
    joint ventures. . . . . . . . . . . . . . . .        2,606       17,204             -              -
  Property held for development or sale . . . . .        3,782            -             -              -
  Licenses and other intangible assets,
    net of accumulated amortization . . . . . . .       61,956            -             -              -
  Goodwill, net of accumulated amortization . . .       51,631            -             -         89,991    3
  Berthing, concession, and leasehold rights,
    net of accumulated amortization . . . . . . .        3,963            -             -              -
  Deferred financing costs, net of
    accumulated amortization. . . . . . . . . . .       18,330        1,226             -         11,774    4
  Notes receivable. . . . . . . . . . . . . . . .            -            -           100              -
  Deferred income taxes . . . . . . . . . . . . .            -            -           282         19,761    5
  Restricted cash . . . . . . . . . . . . . . . .        3,840            -             -              -
  Prepaid deposits and other. . . . . . . . . . .        3,890        4,601             -              -
                                                   -----------  ------------  ------------  -------------
      Total assets. . . . . . . . . . . . . . . .  $   694,179  $   198,177   $    31,382   $    218,671
                                                   ===========  ============  ============  =============

         LIABILITIES AND STOCKHOLDERS'
           EQUITY/MEMBERS' EQUITY
         -----------------------------
Current liabilities:
  Current maturities of long-term debt. . . . . .  $     7,988  $     1,052   $     2,207   $      5,491    6
  Accounts payable:
    Trade . . . . . . . . . . . . . . . . . . . .       15,394        2,697           344              -
    Related party . . . . . . . . . . . . . . . .            -            -             -              -
  Accrued liabilities:
    Interest. . . . . . . . . . . . . . . . . . .        3,039        1,859             -              -
    Payroll and related . . . . . . . . . . . . .       26,482            -         1,145          2,748    7
    Property and other taxes. . . . . . . . . . .       15,578          985             -              -
    Progressive jackpots and slot club awards . .        6,324            -             -              -
    Amounts due to parent company . . . . . . . .            -            -        11,762        (11,762)   8
    Other . . . . . . . . . . . . . . . . . . . .        8,682       10,466           819            500    9
                                                   -----------  ------------  ------------  -------------
      Total current liabilities . . . . . . . . .       83,487       17,059        16,277         (3,023)
Long-term debt, less current maturities . . . . .      520,023      176,614         2,669        238,634   10
Deferred income taxes . . . . . . . . . . . . . .        9,673            -             -              -

Minority interest . . . . . . . . . . . . . . . .        5,333            -             -              -
Preferred stock . . . . . . . . . . . . . . . . .            -       22,442             -        (22,442)  11
Equity:
  Common stock. . . . . . . . . . . . . . . . . .          237           29            10            (39)  12
  Additional paid-in capital. . . . . . . . . . .       63,693       31,382        14,677        (46,059)  12
  Retained earnings (deficit)/members' equity . .       11,733      (49,349)       (2,251)        51,600   12
                                                   -----------  ------------  ------------  -------------
      Total stockholders' equity/
        members' equity . . . . . . . . . . . . .       75,663      (17,938)       12,436          5,502
                                                   -----------  ------------  ------------  -------------
      Total liabilities and stockholders' equity/
        members' equity . . . . . . . . . . . . .  $   694,179  $   198,177   $    31,382   $    218,671
                                                   ===========  ============  ============  =============

                          ISLE OF CAPRI CASINOS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                October 24, 1999
                                 (In thousands)



                                                   ISLE/LUCK-MM
                                                     Pro Forma     9/30/99       9/30/99                         Pro Forma
                                                     Condensed  . .  BRDC         LLB                            Condensed
                  ASSETS.    .  . . . . . . . . .  Consolidated   Historical   Historical   Adjustments        Consolidated
                  ------                           ------------   ----------   ----------   -----------        ------------
Current Assets:
  Cash and cash equivalents . . . . . . . . . . .  $     221,416  $        21  $     8,410  $    (34,222)  13   $195,625
  Marketable securities . . . . . . . . . . . . .         18,092            -            -             -          18,092
  Accounts receivable . . . . . . . . . . . . . .          5,378            -          124             -           5,502
  Income tax receivable . . . . . . . . . . . . .            800            -            -             -             800
  Deferred income taxes . . . . . . . . . . . . .          4,684            -            -             -           4,684
  Prepaid expenses and other assets . . . . . . .          9,904            -        1,508             -          11,412
                                                   -------------  -----------  -----------  -------------  -------------
      Total current assets. . . . . . . . . . . .        260,274           21       10,042       (34,222)        236,115
Property and equipment - net. . . . . . . . . . .        587,198        1,357       52,946        14,243   14    655,744
Other assets:
  Investments in & advances to
    joint ventures. . . . . . . . . . . . . . . .         19,810       17,204            -       (34,408)  15      2,606
  Property held for development or sale . . . . .          3,782            -            -             -           3,782
  Licenses and other intangible assets,
    net of accumulated amortization . . . . . . .         61,956            -            -             -          61,956
  Goodwill, net of accumulated amortization . . .        141,622            -            -        43,162   16    184,784
  Berthing, concession, and leasehold rights,
    net of accumulated amortization . . . . . . .          3,963            -            -             -           3,963
  Deferred financing costs, net of
    accumulated amortization. . . . . . . . . . .         31,330            -            -             -          31,330
  Notes receivable. . . . . . . . . . . . . . . .            100            -            -             -             100
  Deferred income taxes . . . . . . . . . . . . .         20,043            -            -             -          20,043
  Restricted cash . . . . . . . . . . . . . . . .          3,840            -            -             -           3,840
  Prepaid deposits and other. . . . . . . . . . .          8,491            -          738             -           9,229
                                                   -------------  -----------  -----------  -------------  -------------
      Total assets. . . . . . . . . . . . . . . .  $   1,142,409  $    18,582  $    63,726  $    (11,225)  $   1,213,492
                                                   =============  ===========  ===========  =============  =============

           LIABILITIES AND STOCKHOLDERS'
              EQUITY/MEMBERS' EQUITY
           -----------------------------
Current liabilities:
  Current maturities of long-term debt. . . . . .  $      16,738  $     1,700  $     1,829  $     (3,529)  17   $ 16,738
  Accounts payable:
    Trade . . . . . . . . . . . . . . . . . . . .         18,435          205        1,277             -          19,917
    Related party . . . . . . . . . . . . . . . .              -            -          443             -             443
  Accrued liabilities:
    Interest. . . . . . . . . . . . . . . . . . .          4,898           16            -             -           4,914
    Payroll and related . . . . . . . . . . . . .         30,375            -            -             -          30,375
    Property and other taxes. . . . . . . . . . .         16,563            -          200             -          16,763
    Progressive jackpots and slot club awards . .          6,324            -          883             -           7,207
    Amounts due to parent company . . . . . . . .              -            -            -             -               -
    Other . . . . . . . . . . . . . . . . . . . .         20,467           82        3,181             -          23,730
                                                   -------------  -----------  -----------  -------------  -------------
      Total current liabilities . . . . . . . . .        113,800        2,003        7,813        (3,529)        120,087
Long-term debt, less current maturities . . . . .        937,940        9,167       21,505       (30,672)  17    937,940
Deferred income taxes . . . . . . . . . . . . . .          9,673            -            -         5,697   18     15,370

Minority interest . . . . . . . . . . . . . . . .          5,333            -            -             -           5,333
Preferred stock . . . . . . . . . . . . . . . . .              -            -            -             -               -
Equity:
  Common stock. . . . . . . . . . . . . . . . . .            237            -            -            62   19        299
  Additional paid-in capital. . . . . . . . . . .         63,693            -            -        59,037   19    122,730
  Retained earnings (deficit)/members' equity . .         11,733        7,412       34,408       (41,820)  20     11,733
                                                   -------------  -----------  -----------  -------------       --------
      Total stockholders' equity/
        members' equity . . . . . . . . . . . . .         75,663        7,412       34,408        17,279         134,762
                                                   -------------  -----------  -----------  -------------  -------------
      Total liabilities and stockholders' equity/
        members' equity . . . . . . . . . . . . .  $   1,142,409  $    18,582  $    63,726  $    (11,225)  $   1,213,492
                                                   =============  ===========  ===========  =============  =============

                           ISLE OF CAPRI CASINOS, INC.
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


1) Reflects proceeds of $475 million from the refinancing of the Senior Secured Credit Facility, net of $230.9 million of cash paid to refinance certain debt, $58.9 million of cash paid to LUCK shareholders to purchase the outstanding stock, $22.4 million paid to redeem the LUCK Preferred Stock, $41.7 million paid in the acquisition of Miss Marquette, $13.0 million in acquisition and financing costs.

2) Reflects the write down of certain assets including the riverboat and other equipment related to the Miss Marquette acquisition.

3) Reflects the excess of cost over the estimated fair value of the net assets acquired in the LUCK and Miss Marquette Acquisitions. The Company has tentatively allocated the purchase price of these assets at their current net book values.

4) Reflects certain refinancing costs of $13.0 million, net of the write-off of deferred financing costs totaling $1.2 million related to debt which was retired as a result of this transaction.

5) Reflects (1) the deferred tax assets at 40% tax rate associated with LUCK's purchase of Miss Marquette, and (2) the elimination of LUCK's deferred tax asset valuation allowance of $15.7 million.

6) Reflects the Current Portion of $ 13.8 million relating to the new Senior Credit Facility, net of the current portion totaling $8.3 million of debt that was retired as a result of this transaction.

7)     Reflects the accrual of the buyout of the LUCK management contracts.

8) Reflects the reduction of debt owed by Miss Marquette to its parent which was not included in the purchase of Miss Marquette.

9)     Reflects the reduction of other assets related to Miss Marquette.

10) Reflects proceeds of $475 million from the refinancing of the Senior Secured Credit Facility, net of $222.6 million of cash paid to refinance certain debt, net of the Current Portion of $ 13.8 million relating to the new Senior Credit Facility.

11)     Reflects the redemption of the Preferred Stock of LUCK.

12) Reflects the elimination of the Common Stock, Additional Paid-in Capital and Retained Earnings (Deficit) of LUCK and Miss Marquette in consolidation with ISLE.

13) Reflects the pay-off of $34.2 million of debt related to the BRDC and Bettendorf Acquisitions and the elimination of BRDC's cash.

14) Reflects the write up of land related to the BRDC Acquisition to its current fair value.

15) Reflects the elimination of the Investment in Subsidiary (Bettendorf) owned separately by LUCK and BRDC.

16) Reflects the excess of cost over the estimated fair market value of the net assets acquired in the BRDC and Bettendorf Acquisitions. The Company has tentatively allocated the purchase price of these assets (with the exception of the land discussed above) at their current net book values.

17)     Reflects the pay-off of debt related to the BRDC and Bettendorf
Acquisitions.

                           ISLE OF CAPRI CASINOS, INC.
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (continued)


18) Reflects the estimated deferred tax liabilities at 40% tax rate associated with the purchase of BRDC.

19)     Reflects the issuance of ISLE Common Stock as part of the BRDC
Acquisition.

20) Reflects the elimination of the Retained Earnings / Members' Equity of BRDC and Bettendorf, respectively, in consolidation with Isle.

                           ISLE OF CAPRI CASINOS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Fiscal Year Ended April 25, 1999
                      (In thousands, except per share data)



                                                          12 Fiscal     12 Fiscal
                                                          Months (1)    Months (1)
                                                            Ended          Ended
                                             April 25,      March 31,    March 31,
                                                1999          1999          1999
                                               ISLE          LUCK        GSMC (MM)
                                             Historical    Historical    Historical     Adjustments
                                             ----------    ----------    ----------     -----------
Revenue
  Casino . . . . . . . . . . . . . . . . .  $   424,379   $   122,113   $     33,025   $      -
  Rooms. . . . . . . . . . . . . . . . . .       10,829         4,324            470          -
  Pari-mutuel commissions and fees . . . .       21,351             -              -          -
  Rent . . . . . . . . . . . . . . . . . .            -             -              -          -
  Management fees from unconsolidated
    joint venture. . . . . . . . . . . . .            -         2,382              -          -
  Food, beverage and other . . . . . . . .       23,818        18,017          4,329          -
                                            -----------   -----------   ------------   --------
    Total revenue. . . . . . . . . . . . .      480,377       146,836         37,824          -
    Less: Promotional allowances . . . . .            -       (12,248)        (2,028)         -
                                            -----------   -----------   ------------   --------
    Net revenues . . . . . . . . . . . . .      480,377       134,588         35,796          -

Operating Expenses
  Casino . . . . . . . . . . . . . . . . .       77,679        50,171         17,250          -
  Rooms. . . . . . . . . . . . . . . . . .        3,914         1,755            170          -
  Gaming taxes . . . . . . . . . . . . . .       86,855             -              -          -
  Management fees - affiliates . . . . . .            -             -              -          -
  Pari-mutuel. . . . . . . . . . . . . . .       15,741             -              -          -
  Food and beverage. . . . . . . . . . . .       14,204         4,603          2,183          -
  Marine and facilities. . . . . . . . . .       28,218             -              -          -
  Marketing and administrative . . . . . .      144,541        42,860          7,493          -
  Valuation charge . . . . . . . . . . . .        5,097             -              -          -
  Accrued litigation settlement (reversal)       (4,215)            -              -          -
  Preopening expenses. . . . . . . . . . .        3,320             -              -          -
  Related party license fees . . . . . . .            -         3,463              -          -
  Gain (loss) on sale of assets. . . . . .            -         2,848              -          -
  Rental expenses - affiliates . . . . . .            -             -              -          -
  Consulting agreement . . . . . . . . . .            -             -              -        500   2
  Depreciation and amortization. . . . . .       36,277         8,206          2,433      3,600   3
                                            -----------   -----------   ------------   --------
    Total operating expenses . . . . . . .      411,631       113,906         29,529      4,100
                                            ------------  ------------  -------------  ---------
  Operating income . . . . . . . . . . . .       68,746        20,682          6,267     (4,100)

  Interest expense . . . . . . . . . . . .      (48,638)      (21,572)        (2,715)   (16,563)  4
  Interest income. . . . . . . . . . . . .        2,907         2,226              -          -
  Minority interest. . . . . . . . . . . .        2,209             -              -          -
  Other. . . . . . . . . . . . . . . . . .            -          (703)             -          -
  Equity in income (loss) of
    unconsolidated joint ventures. . . . .       (1,340)        5,043              -          -
                                            ------------  ------------  -------------  ---------
  Income before income taxes and
    extraordinary item . . . . . . . . . .       23,884         5,676          3,552    (20,663)
  Income tax provision . . . . . . . . . .       11,775            90          1,242     (1,527)  5
                                            -----------   -----------   ------------   --------
  Income before extraordinary item . . . .       12,109         5,586          2,310    (19,136)
  Extraordinary loss on extinguishment of
    debt, net of income tax benefit. . . .      (36,285)            -              -          -
                                            -----------   -----------   ------------   --------
  Net income . . . . . . . . . . . . . . .  $   (24,176)  $     5,586   $      2,310   $(19,136)
                                            ============  ============  =============  =========
  Preferred stock dividends. . . . . . . .            -        (2,272)             -      2,272   6
                                            ------------  ------------  -------------  ---------
  Income (loss) applicable to
    common stockholders. . . . . . . . . .  $   (24,176)  $     3,314   $      2,310   $(16,864)
                                            ============  ============  =============  =========

  Earnings (loss) per common share:
    Income (loss) before extraordinary
      item and preferred dividends . . . .  $      0.51   $      1.14
    Extraordinary loss, net. . . . . . . .        (1.54)            -
                                            ------------  ------------
    Net income (loss) applicable to
      common stockholders. . . . . . . . .  $     (1.03)  $      0.68
                                            ============  ============
  Earnings (loss) per common
    share - assuming dilution
    Income (loss) before extraordinary
      item and preferred dividends . . . .  $      0.51   $      1.14
    Extraordinary loss, net. . . . . . . .        (1.52)            -
                                            ------------  ------------
    Net income (loss) applicable to
      common stockholders. . . . . . . . .  $     (1.01)  $      0.68
                                            ============  ============

  Weighted average basic shares. . . . . .       23,569         4,881
  Weighted average diluted shares. . . . .       23,859         4,881


                           ISLE OF CAPRI CASINOS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Fiscal Year Ended April 25, 1999
                      (In thousands, except per share data)



                                                           12 Fiscal    12 Fiscal
                                                           Months (1)    Months (1)
                                               ISLE          Ended        Ended
                                              LUCK-MM      March 31,     March 31,
                                             Pro Forma       1999          1999                        Pro Forma
                                             Condensed       BRDC           LLB                        Condensed
                                            Consolidated  Historical    Historical    Adjustments    Consolidated
                                            ------------  ----------    ----------    -----------    ------------
Revenue
  Casino . . . . . . . . . . . . . . . . .  $   579,517   $         -   $     82,986   $        -      $662,503
  Rooms. . . . . . . . . . . . . . . . . .       15,623             -          2,125            -        17,748
  Pari-mutuel commissions and fees . . . .       21,351             -              -            -        21,351
  Rent . . . . . . . . . . . . . . . . . .            -         1,871              -       (1,800)  7        71
  Management fees from unconsolidated
    joint venture. . . . . . . . . . . . .        2,382           325              -       (2,707)  8         -
  Food, beverage and other . . . . . . . .       46,164             -          7,747       (2,268)  9    51,643
                                            -----------   -----------   ------------   -----------     --------
    Total revenue. . . . . . . . . . . . .      665,037         2,196         92,858       (6,775)      753,316
    Less: Promotional allowances . . . . .      (14,276)            -         (5,161)           -       (19,437)
                                            -----------   -----------   ------------   -----------     --------
    Net revenues . . . . . . . . . . . . .      650,761         2,196         87,697       (6,775)      733,879

Operating Expenses
  Casino . . . . . . . . . . . . . . . . .      145,100             -         22,542            -       167,642
  Rooms. . . . . . . . . . . . . . . . . .        5,839             -          1,364            -         7,203
  Gaming taxes . . . . . . . . . . . . . .       86,855             -         20,717            -       107,572
  Management fees - affiliates . . . . . .            -             -          2,382       (2,382)  8         -
  Pari-mutuel. . . . . . . . . . . . . . .       15,741             -              -            -        15,741
  Food and beverage. . . . . . . . . . . .       20,990             -          3,057            -        24,047
  Marine and facilities. . . . . . . . . .       28,218             -          2,470            -        30,688
  Marketing and administrative . . . . . .      194,894           112         15,244         (325)  8   209,925
  Valuation charge . . . . . . . . . . . .        5,097             -              -            -         5,097
  Accrued litigation settlement (reversal)       (4,215)            -              -            -        (4,215)
  Preopening expenses. . . . . . . . . . .        3,320             -          1,157            -         4,477
  Related party license fees . . . . . . .        3,463             -              -            -         3,463
  Gain (loss) on sale of assets. . . . . .        2,848             -           (259)           -         2,589
  Rental expenses - affiliates . . . . . .            -             -          4,343       (4,068) 7,9      275
  Consulting agreement . . . . . . . . . .          500             -              -            -           500
  Depreciation and amortization. . . . . .       50,516           187          2,819        1,726  10    55,248
                                            -----------   -----------   ------------   -----------    ---------
    Total operating expenses . . . . . . .      559,166           299         75,836       (5,049)      630,252
                                            -----------   -----------   ------------   -----------    ---------
  Operating income . . . . . . . . . . . .       91,595         1,897         11,861       (1,726)      103,627

  Interest expense . . . . . . . . . . . .      (89,488)         (910)        (1,401)       2,311  11   (89,488)
  Interest income. . . . . . . . . . . . .        5,133             -            145            -         5,278
  Minority interest. . . . . . . . . . . .        2,209             -              -            -         2,209
  Other. . . . . . . . . . . . . . . . . .         (703)            -              -            -          (703)
  Equity in income (loss) of
    unconsolidated joint ventures. . . . .        3,703         5,043              -      (10,086) 12    (1,340)
                                            -----------   -----------   ------------   -----------    ---------
  Income before income taxes and
    extraordinary item . . . . . . . . . .       12,449         6,030         10,605       (9,501)       19,583
  Income tax provision . . . . . . . . . .       11,580             -              -       (1,257)  5    10,323
                                            -----------   -----------   ------------   -----------    ---------
  Income before extraordinary item . . . .          869         6,030         10,605       (8,244)        9,260
  Extraordinary loss on extinguishment of
    debt, net of income tax benefit. . . .      (36,285)            -              -            -       (36,285)
                                            -----------   -----------   ------------   -----------    ---------
  Net income . . . . . . . . . . . . . . .  $   (35,416)  $     6,030   $     10,605   $   (8,244)     $(27,025)
                                            ============  ============  =============  ===========     =========
  Preferred stock dividends. . . . . . . .            -             -              -            -             -
                                            ------------  ------------  -------------  -----------     ---------
  Income (loss) applicable to
    common stockholders. . . . . . . . . .  $   (35,416)  $     6,030   $     10,605   $   (8,244)     $(27,025)
                                            ============  ============  =============  ===========     =========

  Earnings (loss) per common share:
    Income (loss) before extraordinary
      item and preferred dividends . . . . . . . . . . . .$    15,075.00                               $    0.31
    Extraordinary loss, net. . . . . . . . . . . . . . . .          -                                      (1.22)
                                                          ----------------                            ------------
    Net income (loss) applicable to
      common stockholders. . . . . . . . . . . . . . . . .$    15,075.00                               $   (0.91)
                                                          ================                            ============
  Earnings (loss) per common
    share - assuming dilution
    Income (loss) before extraordinary
      item and preferred dividends . . . . . . . . . . . .$    15,075.00                               $    0.31
    Extraordinary loss, net. . . . . . . . . . . . . . . .          -                                      (1.21)
                                                          ----------------                            ------------
    Net income (loss) applicable to
      common stockholders. . . . . . . . . . . . . . . . .$    15,075.00                               $   (0.90)
                                                          ===============                             ============

  Weighted average basic shares. . . . . . . . . . . . . . .        0.400                       13        29,799
  Weighted average diluted shares. . . . . . . . . . . . . .        0.400                       13        30,089

                           ISLE OF CAPRI CASINOS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                    For the Fiscal Year Ended April 25, 1999


1) The historical financial statements have been updated to a period within 93 days of ISLE's fiscal year end of April 25, 1999, and reflects 12 months ended March 31, 1999.

2) Reflects compensation expense related to a consulting, advisory and noncompete agreement with a former LUCK shareholder.

3) Reflects the amortization of goodwill related to the LUCK and Miss Marquette Acquisitions. Goodwill is being amortized over 25 years.

4) Reflects interest expense on the new Senior Credit Facility of $38.3 million and amortization of deferred financing costs related to this debt of $2.6 million, net of interest expense on debt retired as a result of these acquisition transactions totaling $24.2 million.

5)     Reflects income tax effects of pro forma adjustments.

6)     Reflects the redemption of the Preferred Stock of LUCK.

7) Reflects the elimination of land rental revenue received by BRDC from Bettendorf and the corresponding elimination of land rental expense on Bettendorf's books.

8) Reflects the elimination of Casino Management Fees received by LUCK from Bettendorf and Vessels Management Fees received by BRDC from Bettendorf and the corresponding elimination of Casino Management Fees expense and Vessels Management Fees expense on Bettendorf's books.

9) Reflects the elimination of vessel rental revenue received by LUCK from Bettendorf and the corresponding elimination of vessel rental expense on Bettendorf's books.

10) Reflects the amortization of goodwill related to the BRDC Acquisition. Goodwill is being amortized over 25 years.

11) Reflects the reduction of interest expense related to the pay-off of debt as part of the BRDC Acquisition.

12) Reflects the elimination of Equity in Income of Unconsolidated Subsidiaries for LUCK and BRDC related to their ownership interests in Bettendorf.

13)     Reflects the issuance of ISLE Common Stock as part of the BRDC
Acquisition.

                           ISLE OF CAPRI CASINOS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Six Fiscal Months Ended October 24, 1999
                      (In thousands, except per share data)




                                                        6 Fiscal      6 Fiscal
                                                       Months (1)    Months (1)
                                                         Ended          Ended
                                         October 24,    Sept. 30,     Sept. 30,
                                            1999          1999          1999
                                            ISLE          LUCK       GSMC (MM)
                                         Historical    Historical    Historical     Adjustments
                                         ----------    ----------    ----------     -----------

Revenue
  Casino. . . . . . . . . . . . . . . .  $   269,813   $    65,541   $     16,986   $      -
  Rooms . . . . . . . . . . . . . . . .        5,445         3,191            281          -
  Pari-mutuel commissions and fees. . .        8,349             -              -          -
  Rent. . . . . . . . . . . . . . . . .            -             -              -          -
  Management fees from unconsolidated
    joint venture . . . . . . . . . . .            -         1,456              -          -
  Food, beverage and other. . . . . . .       13,595        10,045          2,531          -
                                         -----------   -----------   ------------   ---------
    Total revenue . . . . . . . . . . .      297,202        80,233         19,798          -
                                         -----------   -----------   ------------   ---------
    Less: Promotional allowances. . . .            -        (7,559)        (1,168)         -
    Net revenues. . . . . . . . . . . .      297,202        72,674         18,630          -

Operating Expenses
  Casino. . . . . . . . . . . . . . . .       50,204        27,767          8,511          -
  Rooms . . . . . . . . . . . . . . . .        2,448           951             91          -
  Gaming taxes. . . . . . . . . . . . .       53,748             -              -          -
  Management fees - affiliates. . . . .            -         2,054              -          -
  Pari-mutuel . . . . . . . . . . . . .        6,466             -              -          -
  Food and beverage . . . . . . . . . .        8,309         2,461          1,151          -
  Marine and facilities . . . . . . . .       18,545             -              -          -
  Marketing and administrative. . . . .       91,378        24,067          3,382          -
  Preopening expenses . . . . . . . . .        3,420           437              -          -
  Related party license fees. . . . . .            -         1,886              -          -
  Rental expenses - affiliates. . . . .            -             -              -          -
  Consulting agreement. . . . . . . . .            -             -              -        250  2
  Depreciation and amortization . . . .       17,925         4,670          1,247      1,800  3
                                         -----------   -----------   ------------   ---------
    Total operating expenses. . . . . .      252,443        64,293         14,382      2,050
                                         ------------  ------------  -------------  ---------
  Operating income. . . . . . . . . . .       44,759         8,381          4,248     (2,050)

  Interest expense. . . . . . . . . . .      (25,565)      (10,739)        (1,161)    (8,525) 4
  Interest income . . . . . . . . . . .        1,543           966              -          -
  Gain (loss) on sale of assets . . . .        3,106             -              -          -
  Minority interest . . . . . . . . . .       (1,191)            -              -          -
  Other . . . . . . . . . . . . . . . .            -            (1)             -          -
  Equity in income (loss) of
    unconsolidated joint ventures . . .          637         3,830              -          -
                                         ------------  ------------  -------------  ---------
  Income before income taxes. . . . . .       23,289         2,437          3,087    (10,575)
  Income tax provision. . . . . . . . .       10,129            60          1,080       (185) 5
                                         ------------  ------------  -------------  ---------
  Net income. . . . . . . . . . . . . .  $    13,160   $     2,377   $      2,007   $(10,390)
                                         ============  ============  =============  =========
  Preferred stock dividends . . . . . .            -        (1,239)             -      1,239  6
                                         ------------  ------------  -------------  ---------
  Income (loss) applicable to
    common stockholders . . . . . . . .  $    13,160   $     1,138   $      2,007   $ (9,151)
                                         ============  ============  =============  =========

  Earnings (loss) per common share:
    Income (loss) before extraordinary
      item and preferred dividends. . .  $      0.56   $      0.49
    Extraordinary loss, net . . . . . .            -             -
                                         ------------  ------------
    Net income (loss) applicable to
      common stockholders . . . . . . .  $      0.56   $      0.23
                                         ============  ============
  Earnings (loss) per common
    share - assuming dilution
    Income (loss) before extraordinary
      item and preferred dividends. . .  $      0.53   $      0.49
    Extraordinary loss, net . . . . . .            -             -
                                         ------------  ------------
    Net income (loss) applicable to
      common stockholders . . . . . . .  $      0.53   $      0.23
                                         ============  ============

  Weighted average basic shares . . . .       23,643         4,881
  Weighted average diluted shares . . .       24,946         4,881

                           ISLE OF CAPRI CASINOS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Six Fiscal Months Ended October 24, 1999
                      (In thousands, except per share data)




                                                        6 Fiscal       6 Fiscal
                                                       Months (1)     Months (1)
                                            ISLE         Ended           Ended
                                           LUCK-MM      Sept. 30,      Sept. 30,
                                          Pro Forma       1999            1999                        Pro Forma
                                          Condensed       BRDC            LLB                         Condensed
                                         Consolidated   Historical     Historical     Adjustments    Consolidated
                                         ------------   ----------     ----------     -----------    ------------
Revenue
  Casino. . . . . . . . . . . . . . . .  $   352,340   $         -   $     45,764   $           -        $398,104
  Rooms . . . . . . . . . . . . . . . .        8,917             -          2,319               -          11,236
  Pari-mutuel commissions and fees. . .        8,349             -              -               -           8,349
  Rent. . . . . . . . . . . . . . . . .            -           900              -            (900) 7            -
  Management fees from unconsolidated
    joint venture . . . . . . . . . . .        1,456           162              -          (1,618) 8            -
  Food, beverage and other. . . . . . .       26,171             -          4,723          (1,134) 9       29,760
                                         -----------   -----------   ------------   -------------       ---------
    Total revenue . . . . . . . . . . .      397,233         1,062         52,806          (3,652)        447,449
    Less: Promotional allowances. . . .       (8,727)            -         (2,953)              -         (11,680)
                                         -----------   -----------   ------------   -------------       ---------
    Net revenues. . . . . . . . . . . .      388,506         1,062         49,853          (3,652)        435,769

Operating Expenses
  Casino. . . . . . . . . . . . . . . .       86,482             -         12,697               -          99,179
  Rooms . . . . . . . . . . . . . . . .        3,490             -          1,032               -           4,522
  Gaming taxes. . . . . . . . . . . . .       53,748             -         11,593               -          65,341
  Management fees - affiliates. . . . .        2,054             -          1,456          (1,456) 8        2,054
  Pari-mutuel . . . . . . . . . . . . .        6,466             -              -               -           6,466
  Food and beverage . . . . . . . . . .       11,921             -          1,408               -          13,329
  Marine and facilities . . . . . . . .       18,545             -          1,199               -          19,744
  Marketing and administrative. . . . .      118,827            55          7,869            (162) 8      126,589
  Preopening expenses . . . . . . . . .        3,857             -             46               -           3,903
  Related party license fees. . . . . .        1,886             -              -               -           1,886
  Rental expenses - affiliates. . . . .            -             -          2,244          (2,034) 7,9        210
  Consulting agreement. . . . . . . . .          250             -              -               -             250
  Depreciation and amortization . . . .       25,642            42          1,854             863  10      28,401
                                         -----------   -----------   ------------   -------------       ---------
    Total operating expenses. . . . . .      333,168            97         41,398          (2,789)        371,874
                                         -----------   -----------   ------------   -------------       ---------
  Operating income. . . . . . . . . . .       55,338           965          8,455            (863)         63,895

  Interest expense. . . . . . . . . . .      (45,990)         (427)          (901)          1,328  11     (45,990)
  Interest income . . . . . . . . . . .        2,509             4            108               -           2,621
  Gain (loss) on sale of assets . . . .        3,106             -             (2)              -           3,104
  Minority interest . . . . . . . . . .       (1,191)            -              -               -          (1,191)
  Other . . . . . . . . . . . . . . . .           (1)            -              -               -              (1)
  Equity in income (loss) of
    unconsolidated joint ventures . . .        4,467         3,829              -          (7,659) 12         637
                                         ------------  ------------  -------------  --------------       --------
  Income before income taxes. . . . . .       18,238         4,371          7,660          (7,194)         23,075
  Income tax provision. . . . . . . . .       11,084             -              -            (609)  5      10,475
                                         ------------  ------------  -------------  --------------       --------
  Net income. . . . . . . . . . . . . .  $     7,155   $     4,371   $      7,660   $      (6,585)       $ 12,600
                                         ============  ============  =============  ==============      =========
  Preferred stock dividends . . . . . .            -             -              -               -               -
                                         ------------  ------------  -------------  --------------       --------
  Income (loss) applicable to
    common stockholders . . . . . . . .  $     7,155   $     4,371   $      7,660   $      (6,585)       $ 12,600
                                         ============  ============  =============  ==============      =========

  Earnings (loss) per common share:
    Income (loss) before extraordinary
      item and preferred dividends. . . . . . . . . .  $    10,927.50                                    $   0.42
    Extraordinary loss, net . . . . . . . . . . . . .            -                                              -
                                                       --------------                                    --------
    Net income (loss) applicable to
      common stockholders . . . . . . . . . . . . . .  $    10,927.50                                    $   0.42
                                                       ==============                                    ========
  Earnings (loss) per common
    share - assuming dilution
    Income (loss) before extraordinary
      item and preferred dividends. . . . . . . . . .  $    10,927.50                                    $   0.40
    Extraordinary loss, net . . . . . . . . . . . . .            -                                              -
                                                       --------------                                    --------
    Net income (loss) applicable to
      common stockholders . . . . . . . . . . . . . .  $    10,927.50                                    $   0.40
                                                       ==============                                    ========
  Weighted average basic shares . . . . . . . . . . . . .      0.400                                13     29,873
  Weighted average diluted shares . . . . . . . . . . . .      0.400                                13     31,176

                           ISLE OF CAPRI CASINOS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                    For the Six Months Ended October 24, 1999


1) The historical financial statements have been updated to a period within 93 days of ISLE's six months ended October 24, 1999, and reflects 6 months ended September 30, 1999.

2) Reflects compensation expense related to a consulting, advisory and noncompete agreement with a former LUCK shareholder.

3) Reflects the amortization of goodwill related to the LUCK and Miss Marquette Acquisitions. Goodwill is being amortized over 25 years.

4) Reflects interest expense on the new Senior Credit Facility of $19.1 million and amortization of deferred financing costs related to this debt of $1.3 million, net of interest expense on debt retired as a result of these acquisition transactions totaling $11.9 million.

5)     Reflects income tax effects of pro forma adjustments.

6)     Reflects the redemption of the Preferred Stock of LUCK.

7) Reflects the elimination of land rental revenue received by BRDC from Bettendorf and the corresponding elimination of land rental expense on Bettendorf's books.

8) Reflects the elimination of Casino Management Fees received by LUCK from Bettendorf and Vessels Management Fees received by BRDC from Bettendorf and the corresponding elimination of Casino Management Fees expense and Vessels Management Fees expense on Bettendorf's books.

9) Reflects the elimination of vessel rental revenue received by LUCK from Bettendorf and the corresponding elimination of vessel rental expense on Bettendorf's books.

10) Reflects the amortization of goodwill related to the BRDC Acquisition. Goodwill is being amortized over 25 years.

11) Reflects the reduction of interest expense related to the pay-off of debt as part of the BRDC Acquisition.

12) Reflects the elimination of Equity in Income of Unconsolidated Subsidiaries for LUCK and BRDC related to their ownership interest in Bettendorf.

13)     Reflects the issuance of ISLE Common Stock as part of the BRDC
Acquisition.

7 (c)  Exhibits
       --------

Exhibit  No.     Description
------------     -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of October 5, 1999, incorporated herein by reference to Exhibit 2.1 of Isle's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 1999.

Exhibit 2.2 Agreement and Plan of Merger, dated as of December 19, 1999, incorporated herein by reference to Exhibit 2.1 of Isle's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 1999.

Exhibit 2.3 First Amendment dated as of October 5, 1999, to the Amended and Restated Purchase Agreement dated as of August 31, 1999, effective as of August 19, 1999, by and among Lady Luck Gaming Corporation, Gemini, Inc., International Marco Polo's Services, Inc. and Andrew H. Tompkins, incorporated herein by reference to Exhibit 2.2 of Lady Luck Gaming Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 1999.

Exhibit 99.1     Press Release dated March 2, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             ISLE  OF  CAPRI  CASINOS,  INC.

Dated:  March 07, 2000          By:  /s/  Rexford  A.  Yeisley
                                    --------------------------
                         Rexford A. Yeisley, Chief Financial Officer (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit  No.     Description
------------     -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of October 5, 1999, incorporated herein by reference to Exhibit 2.1 of Isle's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 1999.

Exhibit 2.2 Agreement and Plan of Merger, dated as of December 19, 1999, incorporated herein by reference to Exhibit 2.1 of Isle's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 1999.

Exhibit 2.3 First Amendment dated as of October 5, 1999, to the Amended and Restated Purchase Agreement dated as of August 31, 1999, effective as of August 19, 1999, by and among Lady Luck Gaming Corporation, Gemini, Inc., International Marco Polo's Services, Inc. and Andrew H. Tompkins, incorporated herein by reference to Exhibit 2.2 of Lady Luck Gaming Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 1999.

Exhibit 99.1    Press Release dated March 2, 2000.